EXHIBIT 32
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                            CERTIFICATION PURSUANT TO
                               18 U.S.C. ss.1350.
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report of BSI2000, Inc. (the "Company") on Form 10-QSB for the period ended September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"). I, Jack Harper, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:


   (1)   The Report fully complies with the requirements of Section 13(a) or 15
         (d) of the Securities Exchanges Act of 1934; and


   (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of BSI2000, Inc..



                                          /s/  Jack Harper
                                       -----------------------------------------
                                       Jack Harper
                                       President and Chief Executive Officer